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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): October 7, 1996



                              BANPONCE CORPORATION
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             (Exact name of registrant as specified in its charter)



 COMMONWEALTH OF PUERTO RICO       NO. 0-13818              NO. 66-0416582
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(State or other jurisdiction       (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)



      209 MUNOZ RIVERA AVENUE
        HATO REY, PUERTO RICO                                     00918
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code: (787) 765-9800
                                                   -----------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     On October 7, 1996, BanPonce Corporation (the "Corporation") announced by way of a news release, its operational results for the quarter and nine-month period ended September 30, 1996. A copy of the Corporation's release, dated October 7, 1996, is attached hereto as Exhibit 99(a) and is hereby incorporated by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

     99(a) News release, dated October 7, 1996, announcing the Corporation and subsidiaries earnings for the quarter and nine-month period ended September 30, 1996.


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                                 Exhibit Index



    Exhibit Number                 Description
    --------------                 -----------

    99(a)                          News release, dated October 7, 1996

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                BANPONCE CORPORATION
                                                   (Registrant)





Date: October 9, 1996                 By: /S/ Amilcar L. Jordan, Esq.
                                          -----------------------------------
                                      Name : Amilcar L. Jordan, Esq.
                                      Title : Senior Vice President and
                                              Comptroller